UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 27, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of New Hampshire Thrift Bancshares, Inc., the holding company for Lake Sunapee Bank, fsb, to be held on May 9, 2013, at 10:00 a.m., Eastern Time, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire 03773.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of New Hampshire Thrift Bancshares and Lake Sunapee Bank, and you will have an opportunity to ask questions.

The Board of Directors has determined that an affirmative vote on the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote “FOR” for Proposals 1, 2 and 3.

Please complete, sign and return your proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of New Hampshire Thrift Bancshares and Lake Sunapee Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

Stephen W. Ensign

Executive Chairman

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

9 MAIN STREET

P.O. BOX 9

NEWPORT, NH 03773

(603) 863-0886

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	Thursday, May 9, 2013

TIME	10:00 AM, Eastern Time

PLACE	Lake Sunapee Bank Building 1868 Room 9 Main Street Newport, NH 03773

ITEMS OF BUSINESS

(1)    Election of the five director nominees to serve for a term stated in the attached proxy statement;

(2)    Ratification of the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)    Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers; and

(4)    Consideration of any other business as may properly come before the Annual Meeting, or at any adjournment or postponement thereof.

RECORD DATE	The record date for the Annual Meeting is March 20, 2013. Only stockholders of record at the close of business on that date may vote at the Annual Meeting, or any adjournment thereof.

PROXY VOTING

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please submit the enclosed proxy or voting instructions by mail, telephone or Internet. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the offices of New Hampshire Thrift Bancshares for a period of 10 days prior to the Annual Meeting until the close of such meeting.

By Order of the Board of Directors

Laura Jacobi

Corporate Secretary

Newport, New Hampshire

March 27, 2013

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2013: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are available free of charge at www.cfpproxy.com/5370.

i

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

9 MAIN STREET

P.O. BOX 9

NEWPORT, NH 03773

(603) 863-0886

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

GENERAL

New Hampshire Thrift Bancshares, Inc., a Delaware corporation, owns all of the capital stock of Lake Sunapee Bank, fsb (the “Bank”). Our common stock is listed on the NASDAQ Global Market (“Nasdaq”) under the symbol “NHTB.” As used in this proxy statement, “we,” “us” and “our” refer to New Hampshire Thrift Bancshares and/or its subsidiaries, depending on the context. The term “Annual Meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

We have sent you this proxy statement and the enclosed proxy card because our Board of Directors, or the Board, is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the attached proxy card, or vote by proxy over the telephone or the Internet, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled “Voting Procedures.”

We made available this proxy statement, the Notice of Annual Meeting of Stockholders and the attached proxy card on or about March 27, 2013, to all stockholders entitled to vote. If you owned our common stock at the close of business on March 20, 2013, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 7,064,489 shares of common stock outstanding.

A paper copy of these proxy materials will be delivered to any stockholder requesting such a copy at no charge within three business days of our receipt of the request. Please write to Registrar and Transfer Company, ATTN: Notice and Access Fulfillment Department, 311 Cox Street, Roselle, New Jersey 07203 to request a paper copy.

Q UORUM

A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least one-third of the total number of the outstanding shares of our common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

VOTING RIGHTS

You are entitled to one vote at the Annual Meeting for each share of common stock that you owned at the close of business on March 20, 2013. The number of shares you own (and may vote) is listed on the proxy card.

VOTING PROCEDURES

For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matter to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may a) vote in person at the Annual Meeting or b) vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free (855) 288-8994 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Stockholder Control Number from your proxy card. Your vote must be received by 3:00 A.M., Eastern Time on May 9, 2013, to be counted.

•

To vote on the Internet, go to www.rtcoproxy.com/nhtb to complete an electronic proxy card. You will be asked to provide Stockholder Control Number from your proxy card. Your vote must be received by 3:00 A.M., Eastern Time on May 9, 2013, to be counted.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares “FOR” Proposals 1, 2, and 3 as set forth in the Notice of Annual Meeting of Stockholders.

If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of Annual Meeting of Stockholders.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

REQUIRED VOTE

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “For” votes will be elected as directors. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. A majority of votes cast “For” the proposal is required to ratify the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm.

Proposal 3: Consideration and Approval of a Non-binding Advisory Resolution on the Compensation of Our Named Executive Officers. A majority of votes cast “For” the proposal is required to approve the advisory proposal on our executive compensation policies and procedures.

EFFECT OF BROKER NON-VOTES

Under New York Stock Exchange Rule 452, which governs NYSE brokerage members, brokerage firms may not vote on non-routine matters in their discretion on behalf of their clients if such clients have not furnished voting instructions. A “broker non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on non-routine matters for shares owned by the customer but held in the name of the broker. For non-routine matters, the broker cannot vote either “For” or “Against” a proposal and reports the number of such shares as “non-votes.” Because none of the matters to be voted upon at the Annual Meeting are considered routine matters under Rule 452 except for the ratification of the appointment of the independent registered public accounting firm, there potentially can be broker non-votes at the Annual Meeting. Both abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast on a proposal and, therefore, will have no effect on the outcome of the votes for the proposals.

REVOKING YOUR PROXY

You may revoke your proxy at any time before it is exercised by:

•	filing a written revocation of the proxy with our Corporate Secretary;

•	submitting another signed proxy with a later date;

•	enter a new vote over the Internet or by telephone; or

•	attending the Annual Meeting and voting in person.

If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of the shares.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

SOLICITATION OF PROXIES

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Annual Meeting of Stockholders, the proxy card and any additional information furnished to stockholders. We may reimburse banks, brokers, nominees and other fiduciaries representing beneficial owners of our common stock for the expenses they incur in forwarding the solicitation materials to such beneficial owners. Our directors, officers or employees may also solicit proxies by mail, telephone and other forms of communication. No additional compensation will be paid to directors, officers or employees for such services.

STOCKHOLDER PROPOSALS

Stockholder proposals to be included in the proxy statement for the 2014 Annual Meeting of Stockholders must be received by our Corporate Secretary by no later than November 27, 2013. Any such proposal will be subject to Rule 14a-8, 17 C.F.R. §240.14a-8, of the rules and regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card relating to any Annual Meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

If a stockholder wishes to submit a proposal for presentation at the 2014 Annual Meeting of Stockholders, without including such proposal in the proxy materials, the stockholder must deliver timely notice thereof in writing to our Corporate Secretary. To be timely, the notice must be received not less than 30 days nor more than 90 days prior to the date of the 2014 Annual Meeting, that is, between February 7, 2014 and April 8, 2014; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the 2014 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure was made. The stockholder’s written notice must contain certain information specified in our Bylaws.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, which has been filed with the Securities and Exchange Commission (“SEC”), we will send you one (without exhibits) free of charge. Please write to Registrar and Transfer Company, Attn: Investor Relations Department, 10 Commerce Drive, Cranford, NJ 07016. The Annual Report on Form 10-K is also available on the SEC’s website at www.sec.gov, on our website at www.nhthrift.com, by clicking on “SEC filings,” and at www.cfpproxy.com/5370.

PROPOSAL 1

ELECTION OF DIRECTORS

GENERAL

Our Board currently consists of 10 members. The Nominating Committee nominated, and the Board ratified the nomination of each of the five nominees listed in the table below for election as a director at the Annual Meeting. With the exception of Mr. Willey, if you elect the nominees listed below, they will hold office until the annual meeting in 2016 or until their successors have been elected and qualified. In order to maintain equality amongst the classes, Mr. Willey has been nominated for a two-year term expiring at the annual meeting in 2015 or until his successor has been elected and qualified. All of the nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected.

If for any reason these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. The Board has no reason to believe that any of the nominees would prove unable to serve if elected.

VOTE REQUIRED

The nominees for director who receive the most votes will be elected. If you do not vote for a nominee, or you indicate “withhold” for any nominee on your proxy card, your vote will not count “for” or “against” the nominee. You may not vote your shares cumulatively for the election of directors.

OUR RECOMMENDATION

The Board unanimously recommends a vote “FOR” the election of the nominees for director.

INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS

The name, age and length of service of each of our nominees and continuing members of our Board are set forth below. There are no arrangements or understandings between us and any director or nominee pursuant to which such person was elected or nominated to be a director.

Nominees	Age(1)	Director Since	Term Expires	Position(s) Held
Stephen J. Frasca	65	2012	2013	Director
Peter R. Lovely	69	1996	2013	Director
John P. Stabile II	66	2012	2013	Director
Stephen R. Theroux	62	1989	2013	Vice Chairman, President and Chief Executive Officer
Joseph B. Willey	70	1997	2013	Director

Continuing Directors	Age(1)	Director Since	Term Expires	Position(s) Held
Leonard R. Cashman	70	1997	2014	Director
Stephen W. Ensign	65	1989	2014	Director, Executive Chairman
Catherine A. Feeney	54	2012	2014	Director
William C. Horn	73	2003	2015	Director
Jack H. Nelson	68	1997	2015	Director

(1)	At December 31, 2012.

The principal occupation, education and business experience, where applicable, of each nominee for election as director and each continuing director are set forth below:

Nominees

Stephen J. Frasca has been a director of our Board since December 2012. Mr. Frasca has been practicing law for over 39 years and is currently a partner in the firm of Frasca & Frasca, P.A., where he specializes in real estate conveyances and finance, business organizations and family law. Mr. Frasca was the chairman of the board of directors of The Nashua Bank until our acquisition of The Nashua Bank in 2012. Mr. Frasca’s service on the board of directors of a private organization, extensive legal experience and service as chairman of the board of directors of The Nashua Bank provides him with the qualifications and skills to serve as a director.

Peter R. Lovely has served as a director of our Board since 1996. In 1983, he formed the Brokerage Services Department for our Bank and served as Senior Vice President of that department. Additionally, he served as Retail Investment Manager of the Newport, New London, and Upper Valley offices until his retirement in 1998. Mr. Lovely has also been associated with the Bank since 1980. Mr. Lovely’s experience includes over 30 years of management positions in the banking and brokerage services industries, which provides him with the qualifications and skills to serve as a director.

John P. Stabile II has been a director of our Board since December 2012. Mr. Stabile is the founder and chairman of Stabile Companies, a real estate related holding company involved in commercial construction, residential construction, real estate management and holdings. Mr. Stabile served three terms in the New Hampshire Senate as Senate Majority Leader and was chairman of the New Hampshire State Republican Party on four occasions. Mr. Stabile served as a director of The Nashua Bank until our acquisition of The Nashua Bank in 2012. He also serves on the board of trustees at Rivier University and Hesser College in New Hampshire. Mr. Stabile’s substantial experience in the real estate development arena, both residential and commercial, his service as a director of The Nashua Bank, and his many years in public service, provides him with the qualifications and skills to serve as a director.

Stephen R. Theroux has been our President since 2008, Vice Chairman since 2002, and on June 1, 2012, became our Chief Executive Office. He has served as a director of our Board since 1989. In addition, Mr. Theroux is also serving as the President and Chief Executive Officer of the Bank, and has been a director of the Bank since 1986. Mr. Theroux previously served as Corporate Secretary until 2009, as Chief Financial Officer until June 2011 and as Chief Operating Officer until June 2012 of both New Hampshire Thrift Bancshares and the Bank. Mr. Theroux’s strong knowledge of our day-to-day operations and industry, and his over 37 years of experience in various operational and financial management responsibilities in the banking and educational industries, provides him with the qualifications and skills to serve as a director.

Joseph B. Willey has been a director of our Board since 1997. Mr. Willey is a principal owner, partner and Chief Executive Officer of Pro-Cut International, LLC, a company engaged in the manufacture, sale and export of automotive repair products. Mr. Willey’s experience gained as a principal owner, partner and executive officer of a private manufacturing company provides him with the qualifications and skills to serve as a director.

Continuing Directors

Leonard R. Cashman has been a director of our Board since 1997. Mr. Cashman is an owner and a partner of C.O.H. Properties. Mr. Cashman was formerly Vice President and General Manager of P&C Foods, Inc. and has also been involved in the marketing of specialized group medical insurance products. Mr. Cashman’s experience in the private business sector and his expansive knowledge of the real estate, insurance and retail markets provides him with the qualifications and skills to serve as a director.

Stephen W. Ensign has served as Chairman of the Board since 2002, previously serving as Chief Executive Officer since 1992 and President until 2008. Effective June 1, 2012, Mr. Ensign assumed the role of Executive

Chairman of the Board. Mr. Ensign previously held various positions with both New Hampshire Thrift Bancshares and Lake Sunapee Bank, including Vice Chairman, President, Chief Operating Officer, Senior Vice President, Senior Loan Officer and Executive Vice President. He has served as a director of Lake Sunapee Bank since 1986 and New Hampshire Thrift Bancshares since 1989 and as Chairman of the Board of Lake Sunapee since 2007. Mr. Ensign is currently a director of Charter Holding Corporation, a company engaged in the business of trust and investment management.

Catherine A. Feeney has been a director of our Board since December 2012. Ms. Feeney is currently an adjunct professor of commercial and residential landlord-tenant law at Vermont Law School, a certified guardian ad litem and a mediator. During Ms. Feeney’s 17 years as an attorney, she has practiced primarily in the areas of civil litigation and domestic and business law and was formerly a partner at the Feeney Law Office. Ms. Feeney’s experience as an attorney, service on the board of directors and nominating committee of a private organization, and knowledge of the customers and communities in the Newport, New Hampshire marketplace provides her with the qualifications and skills to serve as a director.

William C. Horn has been a director of our Board since 2003, and is also currently a director of Charter Trust Company, a company engaged in the business of trust and investment management. Mr. Horn was previously the President and Chief Executive Officer of Charter Trust Company from 1995 to 2001. Mr. Horn’s experience as both the former President and Chief Executive Officer of a trust company and his knowledge in finance and accounting provides him with the qualifications and skills to serve as a director.

Jack H. Nelson has been a director of our Board since 1997. Mr. Nelson is the retired Chairman of the board of directors of North East Environmental Products Inc., a manufacturer and distributor of water treatment equipment. Mr. Nelson’s experience as former chairman of the board of directors of a manufacturing company as well as a bank provides him with the qualifications and skills to serve as a director.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following are our executive officers who are not also members of the Board and therefore are not listed above. The Board elects our executive officers annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board. In addition, we have entered into employment agreements with certain of our executive officers, which set forth the terms of their employment. See “Employment Agreements and Change of Control Agreements.”

Name	Age	Position(s) Held
Laura Jacobi	37	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary
William J. McIver	61	Executive Vice President and Chief Operating Officer

Laura Jacobi has been our Chief Financial Officer since June 2011 and Chief Accounting Officer and Senior Vice President since March 2010. Ms. Jacobi has also been our Corporate Secretary since May 2009. From March 2008 until her promotion to Corporate Secretary, she served as our Assistant Corporate Secretary. Additionally, since March 2010, Ms. Jacobi has served as Senior Vice President-Controller and, from March 2010 to February 2011, served as Chief Risk Officer of the Bank. From October 2005 until March 2010, Ms. Jacobi served as Vice President-Controller of the Bank. Prior thereto, Ms. Jacobi served as the Bank’s Assistant Vice President-Controller, Accounting Supervisor and Accounting Assistant. Ms. Jacobi joined the Bank in 1997.

William J. McIver has been our Chief Operating Officer since June 1, 2012 and continues to be our Chief Information Officer, a position he has held since 2007. Mr. McIver joined the bank in 1999 and has previously served as its Chief Risk Officer, Chief Administration Officer, and Director of Retail Banking. Prior to joining Lake Sunapee Bank, Mr. McIver served as a Regional President of CFX Bank and as Director of Acquisitions and Integration for CFX Corporation as well as President and CEO of The Valley Bank.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee the day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Board held 12 regularly scheduled meetings and 1 special meeting during the fiscal year ended December 31, 2012. Each incumbent director attended at least 75% of the total of (i) the meetings of the Board held during the period for which he has been a director and (ii) the meetings of the committee(s) on which that particular director served during such period.

It is our policy that all directors and nominees attend the Annual Meeting. At the 2012 Annual Meeting, all members then serving on the Board were in attendance, except for Director Willey.

Board of Directors Independence

As required under the Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, the Board has affirmatively determined that the following directors are independent within the meaning of the applicable Nasdaq listing standards: Leonard C. Cashman, Catherine A. Feeney, Stephen J. Frasca, William C. Horn, Peter R. Lovely, Jack H. Nelson, John P. Stabile II and John B. Willey. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. The Board has determined that Stephen W. Ensign, our Executive Chairman, and Stephen R. Theroux, our Vice Chairman, President and Chief Executive Officer, are not independent directors by virtue of their current employment with us.

Code of Ethics

We have adopted a Conflict of Ethics Policy, which applies to all our employees and officers. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for us, and which requires compliance with the Conflict of Interest Policy and Code of Conduct. The Code of Ethics for Senior Financial Officers meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K. The Code of Ethics for Senior Financial Officers is available to stockholders on our website at www.nhthrift.com.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website at the internet address set forth above. We have not amended or granted any waivers of a provision of our Code of Ethics Policy during 2012.

Committees of the Board

The Board has established five committees: an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the year ended December 31, 2012, for each of the Board committees:

Name	Executive Committee		Audit		Compensation		Corporate Governance		Nominating
Leonard R. Cashman	X				X	*	X		X	(1)
Stephen W. Ensign	X	*					X	*
William C. Horn**	X		X	*	X		X		X
Peter R. Lovely**	X		X
Jack H. Nelson			X		X				X	*
Michael T. Putziger							X		X	(1)
Stephen R. Theroux	X						X
Total meetings in 2012	12		12		7		1		1

(1)	Mr. Putziger’s service on the Nominating and Corporate Governance Committee ended on August 9, 2012, by virtue of his resignation from the Board. Mr. Cashman was appointed to the Nominating and Corporate Governance Committee to fill the vacancy resulting from Mr. Putziger’s resignation.
*	Committee Chairman
**	Financial Expert

Below is a description of each committee of the Board.

Executive Committee. The Executive Committee considers strategic, planning and industry issues and is authorized to act as appropriate between meetings of the Board. Directors Cashman, Ensign, Horn, Lovely and Theroux served as members of the committee in 2012. Director Ensign serves as Chairman of the committee. The Executive Committee met 12 times in 2012.

Audit Committee. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our outside auditors and reports any substantive issues found during the audit to the Board. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. The committee will also review and approve all transactions with affiliated parties.

Directors Horn, Lovely and Nelson served as members of the Audit Committee in 2012, with Director Horn serving as the Chairman. The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board has also determined that Directors Horn and Lovely each qualify as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee met 12 times in 2012.

The Board has adopted a written charter for the Audit Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.”

Audit Committee Report. The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of New Hampshire Thrift Bancshares for the fiscal year ended December 31, 2012 with management. The Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with Shatswell, MacLeod & Co., P.C. (“Shatswell, MacLeod & Co.”), its independent registered public accounting firm. The Audit Committee has also received the written disclosures and the letter from Shatswell, MacLeod & Co. required by applicable requirements of the PCAOB regarding Shatswell, MacLeod & Co.’s communications with the Audit Committee concerning independence, and has discussed with Shatswell, MacLeod & Co. their independence.

Based on the foregoing, the Audit Committee recommended to the Board that New Hampshire Thrift Bancshares’ audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Audit Committee of New Hampshire Thrift Bancshares, Inc.

William C. Horn (Chairman)

Peter R. Lovely

Jack H. Nelson

Compensation Committee. The Compensation Committee assesses the structure of the management team and the overall performance of Lake Sunapee Bank and New Hampshire Thrift Bancshares. It oversees executive compensation by approving salary increases and reviews general personnel matters such as staff performance evaluations. The Compensation Committee has the authority to delegate its authority to subcommittees and its individual members as it deems appropriate; provided, that any delegate shall report any actions taken by him or her to the entire Compensation Committee at its next regularly scheduled meeting.

Directors Cashman, Horn, and Nelson served as members of the committee in 2012 with Director Cashman serving as Chairman. All members of our Compensation Committee are independent (as independence is currently defined in Section 5605(a)(2) of the Nasdaq listing standards). The Compensation Committee met seven times in 2012. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.”

During the past fiscal year, the Compensation Committee engaged Arthur Warren Associates, a compensation consulting firm, to advise the compensation committee on executive officer and director compensation. The Compensation Committee instructed the consultant to develop market comparisons and recommendations regarding the compensation of senior executive officers. Arthur Warren Associates, in fiscal 2012, provided recommendations regarding the levels of compensation of senior executive officers relative to our industry peers.

The Compensation Committee took into account the recommendations of Arthur Warren Associates and utilized information, including peer data, regarding the compensation of our directors and senior executive officers provided by the consultants in evaluating, recommending and determining compensation levels.

Nominating and Corporate Governance Committee. Pursuant to its charter, the Nominating and Corporate Governance Committee is responsible for, but not limited to, the following:

•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by the Board);

•	reviewing stockholder nominations;

•	reviewing and evaluating incumbent directors;

•	recommending candidates for election to the Board;

•	making recommendations to the Board regarding the membership of the committees of the Board;

•	identifying and recruiting executive officers;

•	overseeing the evaluation of the Board and management; and

•	developing a set of corporate governance guidelines.

The Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on our website, www.nhthrift.com, by clicking on “Governance Documents.” For the purpose of carrying out the above listed responsibilities, the Nominating and Corporate Governance Committee has been split into two subcommittees: the Corporate Governance Committee and the Nominating Committee.

In 2012, the Corporate Governance Committee consisted Cashman, Ensign, Horn, Putziger and Theroux, with Director Ensign serving as the Chairman. Mr. Putziger resigned from the Board on August 9, 2012. The Corporate Governance Committee met one time in 2012. All members of our Corporate Governance Committee are independent (as independence is currently defined in Section 5605(a)(2) of the Nasdaq listing standards), except for Directors Ensign and Theroux by virtue of their employment with us.

In 2012, the Nominating Committee consisted of Directors Horn, Nelson and Putziger, with Director Nelson serving as the Chairman. Mr. Cashman was appointed to the Nominating Committee to fill the vacancy created by Mr. Putziger’s resignation from the Board on August 9, 2012. The Nominating Committee met one time in 2012. As of the date of this proxy statement, the Nominating Committee had not received any stockholder nominations or recommendations for nominees in connection with the Annual Meeting. All members of our Nominating Committee are independent (as independence is currently defined in Section 5605(a)(2) of the Nasdaq listing standards).

In accordance with our Bylaws and the Nominating Committee charter, nominations and recommendations of individuals for election to the Board at an annual meeting of stockholders may be made by any stockholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Corporate Secretary at our principal executive offices. To be timely, the notice must be received not less than 30 days nor more than 90 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made. The stockholder’s notice to the Corporate Secretary must set forth certain information regarding the proposed nominee and the stockholder making such nomination or recommendation. If a nomination is not properly brought before the meeting in accordance with our Bylaws, the Chairman of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. For additional information about our director nomination requirements, please see our Bylaws.

It is the policy of the Nominating Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Stockholder nominees are analyzed by the Nominating Committee in the same manner as nominees that are identified by the Nominating Committee. We do not pay a fee to any third party to identify or evaluate nominees.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure. The Board does not have a formal policy on separating the roles of Chairman of the Board and Chief Executive Officer and, if separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that no single, one-size fits all, board leadership model is universally or permanently appropriate. The Board prefers to retain the flexibility to structure its leadership from time to time in any manner that is in the best interests of the Company and its stockholders.

Effective June 1, 2012, we separated the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles and in the individuals serving in each role. Mr. Ensign assumed the role of Executive Chairman of the Board, and Mr. Theroux assumed the role of Chief Executive Officer. Effective April 30, 2013, Mr. Ensign will retire as an employee of the Company and of the Bank but will continue to serve as the Chairman of the Board for both.

Board’s Role in Risk Oversight. The Audit Committee is responsible for overseeing risk management, and the full Board receives a report from the Chief Risk Officer at least quarterly.

Stockholder Communications with Our Board

Stockholders may contact our Board by contacting Laura Jacobi, Corporate Secretary, at New Hampshire Thrift Bancshares, Inc., 9 Main Street, P.O. Box 9, Newport, NH 03773 or at (603) 863-0886. All comments will be forwarded directly to the Board.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013, and we are asking stockholders to ratify the appointment.

One or more representatives of Shatswell, MacLeod & Co., P.C. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

VOTE REQUIRED

A majority of the votes cast “For” this proposal is required for ratification. If the stockholders fail to ratify the appointment, such action will be considered as a direction to the Audit Committee to select another independent registered public accounting firm.

OUR RECOMMENDATION

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm.

PRINCIPAL ACCOUNTING FEES AND SERVICES

During the fiscal years ended December 31, 2012 and December 31, 2011, we retained and paid Shatswell, MacLeod & Co., P.C. to provide audit and other services as follows:

Fees	2012	2011
Audit fees(1)	$129,190	$124,000
Audit-Related Fees	—	—
Tax Fees(2)	13,833	12,342
All Other Fees(3)	47,290	47,875

Total	$190,313	$184,217

(1)	Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.
(2)	Tax fees consisted of assistance with matters related to tax compliance and counseling.
(3)	All Other Fees consisted of Shatswell, MacLeod & Co., P.C.’s review of internal controls over financial reporting.

PREAPPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms) to be performed by our independent registered public accountants, subject to the de minimis exception for non-audit services described below that are approved by the Audit Committee prior to completion of the audit.

The preapproval requirement set forth above, shall not be applicable with respect to non-audit services if:

•

the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by us to our auditor during the fiscal year in which the services are provided;

•	such services were not recognized by us at the time of the engagement to be non-audit services; and

•

such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved 100% of the services performed by Shatswell, MacLeod & Co., P.C. pursuant to the policies outlined above.

PROPOSAL 3

NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires us to provide our stockholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers. At the 2012 annual meeting of stockholders, our stockholders recommended that we hold an advisory vote on executive compensation each year. The Board affirmed the stockholders’ recommendation and will hold “say-on-pay” advisory votes on an annual basis, until the next required stockholder vote on “say-on-pay” frequency.

VOTED REQUIRED

The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. In addition, an abstention shall not constitute a vote cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

OUR RECOMMENDATION

The Board recommends that the stockholders vote “FOR” the approval of the non-binding advisory resolution on the compensation of the named executive officers.

GENERAL

The compensation of our named executive officers is disclosed in the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board believes that our executive compensation provides a strong link between each named executive officer’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our stockholders.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

Your vote on this Proposal 3 is advisory, and therefore not binding on us, the Compensation Committee or the Board. Your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align our executive compensation with the best interests of the Company and our stockholders.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below sets forth the compensation paid to our Executive Chairman, our Vice Chairman, President and Chief Executive Officer, and the two other most highly compensated officers (the “named executive officers”) during each of the last two fiscal years.

Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Nonqualified Deferred Compensation Earnings(2) ($)	All Other Compensation(3) ($)	Total ($)
Stephen W. Ensign, Executive Chairman and Former Chief Executive Officer(4)	2012 2011	337,322 342,100	32,578 34,210	193,902 212,927	53,051 51,468	616,853 640,705
Stephen R. Theroux, Vice Chairman, President and Chief Executive Officer	2012 2011	288,864 260,000	45,061 26,000	174,581 142,287	43,358 42,013	551,864 470,300
Laura Jacobi, SVP, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary	2012 2011	170,000 141,962	26,545 31,000	5,232 3,401	10,816 7,098	212,593 183,461
William J. McIver, Executive Vice President and Chief Operating Officer(5)	2012	225,800	31,460	85,993	15,083	358,336

(1)	The figures shown for salary and bonus represent amounts earned for the fiscal years presented, whether or not actually paid during such year.
(2)	Includes for each named executive officer the increase (if any) in the present value of the individual’s accrued benefit (whether not vested) under each tax-qualified and non-qualified actuarial or defined benefit plan calculated by comparing the present value of each individual’s accrued benefit under each such plan in accordance with Statement of Financial Accounting Standards 87 as of the plan’s measurement date in each fiscal year to the present value of the individual’s accrued benefit as of the plan’s measurement date in the prior fiscal year. For fiscal 2012, these amounts were $77,360 for the non-qualified salary continuation agreement (“SCA”) and $116,542 for the defined benefit plan to Mr. Ensign. For 2012, these amounts were $94,330 for SCA and $80,251 for the defined benefit plan to Mr. Theroux. For 2012, these amounts were $5,232 for the defined benefit plan to Ms. Jacobi. For 2012, these amounts were $56,928 for the SCA and $29,065 for the defined benefit plan for Mr. McIver. For the mortality, discount rate and other assumptions used for this purpose, please refer to Note 13 to our Consolidated Financial Statements included in our 2012 Annual Report on Form 10-K.
(3)	Amounts in this column are set forth in the table below and include life insurance premiums, 401(k) employer contributions and SERP contributions. The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms and operation. In addition, for 2012, Messrs. Ensign, Theroux, McIver and Ms. Jacobi were provided certain non-cash perquisites and personal benefits that did not exceed $10,000 in the aggregate for any individual, and are not included in the reported figures.

	Life Insurance Premiums	401(k) Employer Contributions	SERP Contributions	Total
Stephen W. Ensign	$2,473	$15,000	$35,578	$53,051
Stephen R. Theroux	$1,318	$15,000	$27,040	$43,358
Laura Jacobi	—	$10,817	—	$10,817
William J. McIver	$814	$14,269	—	$15,083

(4)	Mr. Ensign was appointed our Executive Chairman June 1, 2012, and Mr. Theroux was appointed Chief Executive Officer on the same date.
(5)	Mr. McIver first became a named executive officer in fiscal 2012 and information relating to his compensation is therefore not provided for 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding stock options outstanding at December 31, 2012, whether granted in 2012 or earlier, including awards that have been transferred other than for value. Ms. Jacobi and Mr. McIver did not have any stock options outstanding at December 31, 2012.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercised	Option Exercise Price ($)	Option Expiration Date
Stephen W. Ensign	30,000 27,000	— —	13.25 13.05	12/30/2015 10/10/2013
Stephen R. Theroux	25,000 20,000	— —	13.25 13.05	12/30/2015 10/10/2013

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AGREEMENTS

Employment Agreements

The Company and the Bank entered into parallel employment agreements with Stephen W. Ensign as Executive Chairman of the Board and Stephen R. Theroux as President and Chief Executive Officer effective as of June 1, 2012. Mr. Ensign’s employment agreements have a term ending December 31, 2014, without an option to renew and Mr. Theroux’s employment agreements have an initial term of three years with certain renewal provisions. Mr. Theroux’s employment agreement with the Company will automatically extend annually for one year, unless previously terminated or either we or Mr. Theroux provides notice that it will not be extended, such that the remaining unexpired term will generally be between two and three years. Mr. Theroux’s employment agreement with the Bank will be subject to extension by the Bank each year, unless previously terminated. Mr. Ensign’s base salary as approved by the Board for 2013 is $325,784 in accordance with his employment agreements. Mr. Theroux’s base salary as approved by the Board for 2013 is $350,000 in accordance with his employment agreements. In addition to the base annual salary, the employment agreements for each executive provides for, among other things, participation in retirement and employment benefit plans and other fringe benefits available to other executive employees.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” each executive is entitled to receive a severance benefit equal to the (i) payment of base salary through termination date, (ii) benefits payable under employee benefit plans as of the termination date, (iii) continued insurance coverage for the remaining unexpired term, (iv) a lump sum payment equal to the salary and bonus which the executive would have received had he continued to work for the remaining unexpired term, and (v) at our election, cashout of vested options, stock appreciation rights and restricted stock. Payment of (iii) and (iv) above is contingent on the executive executing and not revoking a general release of claims.

Upon Change of Control, as defined in the agreements, which results in the termination of the executive without cause or certain resignations for good reason, the executive will receive the severance benefits described above with such benefits being calculated as if the remaining unexpired term of the agreement was three years. If there is a Change of Control as contemplated under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), a portion of the severance benefits provided under the employment agreements might constitute an “excess parachute payment” under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, we would reimburse the each executive for the amount of the excise tax and all income and excise taxes imposed on the reimbursement so that he will retain approximately the same net-after tax amounts under the employment agreement that he would have retained if there was no 20% excise tax.

Additionally, each executive has agreed to certain non-competition and confidentiality provisions. Following his voluntary termination of employment for any reason other than those outlined above, we are entitled to enjoin his employment for two years with any bank, savings bank, co-operative bank or savings and loan association (or a holding company affiliate of any of the preceding entities) that has one or more deposit offices in any county in which the Bank has a main or branch office.

Change of Control Agreements

We also have change of control agreements with Laura Jacobi, William J. McIver and 4 other officers. Upon a change of control (as defined in the agreement) resulting in termination of employment under certain circumstances, the officer will receive a lump sum severance payment equal to one year’s annual base salary in effect as of the date of termination, or in the case of Mr. McIver, three year’s annual base salary. In the event that any amounts payable under the change of control agreements would be nondeductible to us by reason of Section 280G of the Code, then such amounts shall be reduced to the extent necessary that such payments will no longer be ineligible for deduction by reason of Section  280G of the Code.

LONG-TERM INCENTIVE COMPENSATION

Long-term incentives are provided to the named executive officers through awards made under the equity plans established by the Company from time to time. Currently, no shares remain available for the issuance of option awards under our 1998 Stock Option Plan and 169,500 shares remain available for issuance under our 2004 Stock Incentive Plan (collectively, the “Equity Plans”). All salaried employees and directors are eligible to be granted awards under the Equity Plans. The Equity Plans provide for the issuance of “incentive stock options” qualified under Section 422 of the Code and “non-qualified stock options.” In addition, the 2004 Stock Incentive Plan may grant restricted stock awards and performance-based restricted stock awards; provided however, that no more than 208,000 restricted stock awards or performance-based restricted stock awards may be granted under the 2004 Stock Incentive Plan of 39,500 have been issued. The Equity Plans are administered by a committee of the Board of the Bank, which has the authority to select the employees and directors who will be awarded stock-based incentives and determine the amount and other conditions of such awards subject to the terms of the Equity Plans.

No option issued under the Equity Plans is exercisable after the tenth anniversary from the date it was granted. During the optionee’s lifetime, only the optionee can exercise the option. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. Pursuant to Section 422 of the Code as to incentive stock options, the aggregate fair market value of the stock for which any employee may be granted options, which first become exercisable in any calendar year generally may not exceed $100,000. In addition, no grant may be made to any employee owning more than 10% of our shares unless the exercise price is at least 110% of the share’s fair market value and such option is not exercisable more than five years following the option grant.

We will receive no monetary consideration for the granting of awards under the Equity Plans. Upon the exercise of options, we receive payment from optionees in exchange for shares issued. During the last fiscal year, we did not adjust or amend the exercise price of stock options previously awarded.

The number of shares available under the Equity Plans, the maximum limits on awards to individual officers and directors and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which New Hampshire Thrift Bancshares is the surviving entity, and to reflect any stock split, stock dividend or other event where the committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and New Hampshire Thrift Bancshares is not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase or diminish the rights of the holders of the outstanding awards or may be settled for a monetary or other payment when the merger, consolidation or reorganization occurs.

RETIREMENT AND OTHER BENEFITS

Tax-Qualified 401(k) Plan

The named executive officers are eligible to participate in the 401(k) plan on the same terms as other employees. The 401(k) plan provides that all eligible employees will receive an annual base contribution of 3% of their salary whether or not they elect to contribute their own compensation into the plan. In addition, we provide a discretionary matching contribution at a rate determined year-to-year.

For 2012, we contributed an additional $0.50 for every dollar of an employee’s contribution up to an additional three percent of their salary for a combined potential employer match of 6% of an employee’s salary. Salary recognized under the 401(k) plan for purposes of such employer contributions was limited by applicable regulations to $250,000 for 2012.

Tax-Qualified Defined Benefit Retirement Plan

A tax-qualified defined benefit retirement plan is maintained on a frozen basis for certain employees with the retirement benefits attributable to such employees being a function of both their length of employment in terms of years and their respective salary levels up to the date the plan was frozen in 2006.

Supplemental Executive Retirement Plan

We have established a supplemental executive retirement plan as a non-qualified deferred compensation plan for certain executive officers. Under this plan, annual contributions are made during the first quarter of each year equal to a specified percentage of each eligible executive officer’s base salary. The specified percentage was ten percent for the contributions made in both 2012 and 2011.

Executive Salary Continuation Agreements

The Company and the Bank have entered into parallel executive salary continuation agreements with Messrs. Ensign, Theroux, and McIver. The agreements provide for payments of $50,000 per year to Mr. Ensign, $60,000 per year to Mr. Theroux, and $50,000 per year to Mr. McIver for life payable in monthly installments upon each executive’s retirement after attainment of age 65. The agreements also provide for an early termination benefit in lump sum upon any termination of service of an executive with the lump sum amount being equal to the amount accrued as a liability under the agreement for accounting purposes as of the date of termination. In addition, in the event of a change in control the executive is treated as being fully vested for purposes of benefit payments.

On January 4, 2012, we entered into an additional salary continuation agreement with Mr. Ensign. This agreement provides for payments of $25,000 per year to Mr. Ensign for life payable in monthly installments upon his retirement and after attainment of age 70. This agreement is otherwise identical to the other salary continuation agreements in place for Messrs. Ensign and Theroux and will run concurrently with the salary continuation agreement entered into with Mr. Ensign on February 14, 2008.

The agreements are unfunded, non-qualified plans that provide for payments to such executive or his designated beneficiaries upon the occurrence of certain events, including death, retirement or other termination of service. The agreements are intended to comply with, and will be administered in order to comply with, Section 409A of the Code, and regulations or other guidance of the Internal Revenue Service published thereunder.

Other Benefits

It is the policy of the Company to provide for the payment of certain club dues for named executive officers as part of the effort to advance the market penetration of New Hampshire Thrift Bancshares. Further, executive officers are reimbursed for any out-of-pocket expense associated with their activities on behalf of the Company and have the use of a company-owned vehicle. The named executive officers are obligated to account for the economic value of their personal use of said vehicle and to reflect such additional compensation. Ms. Jacobi does not currently have the use of a company-owned vehicle.

DIRECTOR COMPENSATION

All of our directors also serve as directors of Lake Sunapee Bank. Each non-employee director of Lake Sunapee Bank receives an annual retainer of $20,000, payable in equal quarterly installments, plus an additional $400 for each committee meeting attended. The Chairs of the Audit Committee and Compensation Committee receive annual retainers of $5,000, payable in equal quarterly installments. In addition, non-employee members of the Executive Committee receive $5,000 per year, payable in equal quarterly installments. Non-employee directors are also eligible for awards under our 2004 Stock Incentive Plan. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws. Effective January 1, 2013, director meeting fees increased to $500 per meeting. Also effective January 1, 2013, the fee paid to the Chair of the Audit Committee increased to $6,500 annually, and the fee paid to the Chair of the Compensation Committee increased to $6,000 annually, all payable in equal quarterly installments.

The following table sets forth information regarding compensation earned by our non-employee directors in 2012.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards(3) ($)
Leonard R. Cashman	40,000	62,800	—
Catherine A. Feeney(4)	—	—	—
Stephen J. Frasca(5)	—	—	—
William C. Horn	44,400	62,800	—
Peter R. Lovely	35,400	62,800	—
Jack H. Nelson	28,400	62,800	—
Michael T. Putziger(6)	12,510	—	—
John P. Stabile II(7)	—	—	—
Joseph B. Willey	20,000	62,800	—

(1)	Includes retainer payments, meeting fees, and committee and/or chairmanship fees earned during the fiscal year, whether such fees were paid currently or deferred.
(2)	Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to restricted stock awards granted to the directors. For more information concerning the assumptions used for these calculations, please refer to Note 11 to our Consolidated Financial Statements , included in our 2012 Annual Report on Form 10-K.

(3)	As of December 31, 2012, each director had the following options and shares of restricted stock outstanding:

Name	Options Outstanding (#)	Restricted Stock Outstanding (#)
Leonard R. Cashman	10,000	5,000
Catherine A. Feeney	—	—
Stephen J. Frasca	—	—
William C. Horn	10,000	5,000
Peter R. Lovely	10,000	5,000
Jack H. Nelson	10,000	5,000
John P. Stabile II	—	—
Joseph B. Willey	10,000	5,000

(4)	Director Feeney was appointed to the Board on December 13, 2012.
(5)	Director Frasca was appointed to the Board on December 21, 2012.
(6)	Represents compensation earned for service through August 9, 2012, when Mr. Putziger resigned from the Board.
(7)	Director Stabile was appointed to the Board on December 21, 2012.

TRANSACTIONS WITH RELATED PERSONS

From time to time, we make loans to our directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to us, and neither involve more than normal risk of collectability nor present other unfavorable features. Such loans are submitted to the Executive Committee or to the loan review committee for approval before being made, subject to ratification at the next meeting of the full Board. Board of Director approval (with the interested person abstaining) is required on aggregate loans to such persons in excess of 5% of the Bank’s unimpaired capital and surplus, or more than $500,000. In addition, a limit has been imposed on aggregate loans to an executive officer of the higher of 2.5% of the Bank’s capital and unimpaired surplus but no more than $100,000 excluding certain home and education loans. None of such loans have been disclosed by the Bank as nonaccrual, past due, restructured or potential problems. At December 31, 2012 and 2011, loans to non-employee directors and their associates totaled $5,039,631 and $480,500, respectively, including unused lines of credit.

CERTAIN RELATED-PERSON TRANSACTIONS

Compensation arrangements for our directors and named executive officers are described above under the sections entitled “Executive Compensation” and “Director Compensation.”

Other than ordinary course lending transactions and compensation arrangements, the following is a description of transactions since January 1, 2011, to which we were a participant or will be a participant, and in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required during the fiscal year ended December 31, 2012, we believe that, during the 2012 fiscal year, all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table shows certain information for any person who we know “beneficially owned” 5% or more of our common stock as of March 20, 2013. Persons and groups that beneficially own in excess of 5% of our common stock are required to file certain reports with the SEC regarding such beneficial ownership. For purposes of the table below and the table set forth under “Beneficial Stock Ownership of Management,” a person is deemed to be the beneficial owner of any shares of our common stock (1) over which the person has or shares, directly or indirectly, voting or investment power, or (2) of which the person has a right to acquire beneficial ownership at any time within 60 days of March 20, 2013. “Voting Power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. We obtained the information provided in the following table from filings with the SEC.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None.

SECURITY OWNERSHIP OF DIRECTORS AND OUR NAMED EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 20, 2013, by: (i) each director, (ii) each of the named executive officers, and (iii) all our directors and executive officers as a group.

Name of Beneficial Owner	Position with New Hampshire Thrift Bancshares	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Leonard R. Cashman(2)	Director	47,612	*
Stephen W. Ensign(3)	Director, Executive Chairman	200,925	2.8%
Catherine A. Feeney(4)	Director	5,000	*
Stephen J. Frasca(5)	Director	48,401	*
William C. Horn(6)	Director	17,127	*
Laura Jacobi(7)	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Secretary	336	*
Peter R. Lovely(8)	Director	84,028	1.2%
William J. McIver(9)	Executive Vice President and Chief Operating Officer	10,290	*
Jack H. Nelson(10)	Director	45,127	*
John P. Stabile II(11)	Director	22,720	*
Stephen R. Theroux(12)	Director, Vice Chairman, President and Chief Executive Officer	120,612	1.7%
Joseph B. Willey(13)	Director	107,994	1.5%
Total owned by directors and executive officers as a group (12 persons)		710,172	9.8%

*	Less than 1% of the total outstanding shares of common stock.

(1)	Based on a total of 7,064,489 shares of our common stock outstanding as of March 20, 2013, plus any shares of common stock such person or group has the right to acquire within 60 days of March 20, 2013.
(2)	Includes (i) 26,418 shares of common stock held by Mr. Cashman, (ii) 7,434 shares of common stock held jointly by Mr. Cashman and his wife, (iii) 1,310 shares of common stock held by his wife, (iv) 2,200 shares of common stock held by his wife’s SERP, (v) 250 shares of common stock held by his wife’s IRA and (vi) 10,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.
(3)	Includes (i) 54,246 shares of common stock held by Mr. Ensign, (ii) 44,000 shares of common stock held in by the Stephen W. Ensign Trust, (iii) 32,502 shares of common stock held in a SERP, (iv) 13,177 shares of common stock held in the Company’s 401(k) plan, (v), 57,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.
(4)	Includes 5,000 shares of common stock held by Mrs. Feeney.
(5)	Includes (i) 25,670 shares of common stock held by Mr. Frasca.(ii) 3,408 shares of common stock held in Mr. Frasca’s IRA, (iii) 15,915 shares of common stock held by the Jane E. Frasca Revocable Trust and (iv) 3,408 shares of common stock held in his wife’s IRA.
(6)	Includes (i) 6,127 shares of common stock held by Mr. Horn, (ii) 1,000 shares of common stock held in the William C. Horn Revocable Trust, and (iii) 10,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.
(7)	Includes 336 shares of common stock held in the Company’s 401(k) plan for the benefit of Ms. Jacobi.
(8)	Includes (i) 7,000 shares of common stock held by Mr. Lovely,(ii) 38,214 shares of common stock held jointly by Mr. Lovely and his wife, (iii) 2,596 shares of common stock held in his wife’s IRA, (iv) 26,218 shares of common stock held in Mr. Lovely’s IRA and (v) 10,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.
(9)	Includes 10,290 shares of common stock held in the Company’s 401(k) plan for the benefit of Mr. McIver.
(10)	Includes (i) 35,127 shares of common stock held by Mr. Nelson has sole voting and investment power and (ii) 10,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.
(11)	Includes 22,700 shares of common stock held by Mr. Stabile.
(12)	Includes (i) 30,704 shares of common stock held jointly by Mr. Theroux and his wife, (ii) 34,243 shares held in a SERP, (iii) 10,665 shares of common stock held in the Company’s 401(k) plan and (iv) 45,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.
(13)	Includes (i) 53,024 shares of common stock held by Mr. Willey, (ii) 44,970 shares held in an IRA and (iii) 10,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 20, 2013.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.

You may also request an additional proxy statement and annual report by sending a written request to:

Laura Jacobi, Corporate Secretary

New Hampshire Thrift Bancshares, Inc.

9 Main Street, P.O. Box 9

Newport, NH 03773

Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the attached proxy card to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

By Order of the Board of Directors

Laura Jacobi Corporate Secretary

Newport, New Hampshire

March 27, 2013

REVOCABLE PROXY

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or

2. By Internet; or

3. By Mail.

To Vote by Telephone:

Call 1-855-288-8994 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 9, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/nhtb prior to 3 a.m., May 9, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting.

Mark here for address change.

Annual Meeting Materials are available at: http://www.cfpproxy.com/5370

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH

PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Election of five directors

Nominees:

(01) Stephen J. Frasca (02) Peter R. Lovely (03) John P. Stabile II (04) Stephen R. Theroux (05) Joseph B. Willey

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

With- For All

For hold Except

For Against Abstain

2. Ratification of the appointment of Shatswell, MacLeod & Co., P.C. as independent registered public accountants for the fiscal year ending December 31, 2013.

For Against Abstain

3. Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees named in Item 1 and a vote “FOR” each of the proposals listed in Items 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders and the Proxy Statement, dated March 27, 2013, for the 2013 Annual Meeting.

Please be sure to date and sign Date this proxy card in the box below.

Sign above Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

NEW HAMPSHIRE THRIFT BANCSHARES, INC. — ANNUAL MEETING, MAy 9, 2013

yOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/5370 you can vote in one of three ways:

1. Call toll free 1-855-288-8994 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at http://www.rtcoproxy.com/nhtb and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXy

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

This Proxy is solicited on behalf of the Board of Directors of New Hampshire Thrift Bancshares, Inc. for the Annual Meeting of Stockholders to be held on May 9, 2013.

THIS PROXy IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of New Hampshire Thrift Bancshares, Inc. hereby appoints Stephen W. Ensign and Stephen R. Theroux, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of New Hampshire Thrift Bancshares, Inc. held of record by the undersigned on March 20, 2013, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Eastern time, on May 9, 2013, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, dated March 27, 2013, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” the election of all nominees listed in Item 1 and “FOR” each of the proposals listed in Items 2 and 3.

PLEASE PROVIDE yOUR INSTRUCTIONS TO VOTE By TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXy CARD PROMPTLy IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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